UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     --------------------------------------

       Date of Report (Date of Earliest Event Reported): October 5, 2004

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)


         Nevada                     000-50533               84-1407365
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
         of Incorporation)         File Number)           Identification Number)


         200 W Mercer St., Suite 501
         Seattle, Washington                           98119
         (Address of Principal Executive Offices)      (Zip Code)

                                 (206) 286-1440
              (Registrant's telephone number, including area code)

                     --------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CF R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            On October 5, 2004, James Scibelli resigned as a member of the board of directors of our company. Mr. Scibelli did not resign because of a disagreement with our company known to an executive officer of ours on any matter relating to our operations, policies or practices.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2004

                                                     DWANGO NORTH AMERICA CORP.


                                                     By: /s/ Rick J. Hennessey
                                                        ------------------------
                                                        Rick J. Hennessey
                                                        Chief Executive Officer